SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I.              Evergreen Institutional Enhanced Income Fund (the “Fund”)

            The Fund’s investment advisor has informed the Board of Trustees that it expects to propose the liquidation of the Fund in the near future.  The Fund would likely be liquidated within the next three to nine months.  As a result, investors should consider an investment in the Fund to be a short-term investment.  Between the time a shareholder purchases shares of the Fund and such liquidation, the net asset value of Fund shares may decline.  A liquidation of shares is considered a taxable event.  It is possible that the Fund’s investment performance will be adversely affected as a result of the anticipated liquidation.  The Fund has a limited number of shareholders, some of whom, including affiliates of the Fund’s investment advisor, have large positions in the Fund.  Redemptions made by one or more large shareholders in anticipation of the liquidation may adversely affect the management of the Fund.  Shareholders will be provided advanced notice of the liquidation.

May 31, 2007	579822 (5/07)